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                                     Rule 497(e) File Nos. 33-39538 and 811-4052


Supplement

DATED MARCH 29, 1999 TO PROSPECTUS DATED JANUARY 4, 1999 FOR

CITIFUNDS(SM) MONEY MARKET FUNDS

The following paragraph is added before the last paragraph appearing in the "Your CitiFunds Account -- Exchanges" section on page 53:

    Class A or Class B shareholders who obtained their Cash Reserves shares as a result of a previous exchange from funds in the Concert Investment Series ("Concert") may only exchange their shares for shares of the same class of another Concert fund. Exchanges into shares of a Concert fund are subject to the minimum investment and other requirements of the Concert fund into which the exchange is made. Shareholders exchanging into a Concert fund should read the current Concert prospectus describing the shares being acquired for more information.